Exhibit 32.1

         Certification of Chief Executive and Chief Financial Officer of
                 ADA-ES, Inc. Pursuant to 18 U.S.C. Section 1350



     I, Mark H. McKinnies, certify that:

     In connection with the Annual Report on Form 10-KSB of Earth Sciences, Inc. (the "Company) for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark H. McKinnies, Chief Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            /s/ Mark H. McKinnies
                                            ----------------------------------
                                            Name:  Mark H. McKinnies
                                            Title:  President and Treasurer
Date: March 26, 2004